UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2023

LuxUrban Hotels Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) -220-9973

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

LuxUrban Hotels Inc. (The “Company” or “we,” “us,” and similar pronouns) previously entered into:

●	a Securities Purchase Agreement, dated as of May 27, 2022 (the “May Agreement”), between the Company and Greenle Partners LLC Series Alpha P.S. (“Greenle Alpha”);

●	a Securities Purchase Agreement, dated as of June 30, 2022, and amended by the letter agreement dated July 15, 2022 and Addendum to Securities Purchase Agreement dated as of August 15, 2022 (as amended, the “June Agreement”), between the Company and Greenle Alpha;

●	a Securities Purchase Agreement, dated as of September 30, 2022, and amended by the letter agreement dated October 20, 2022 (as amended, the “September Agreement” and, together with the May Agreement and the June Agreement, the “Purchase Agreements”), between the Company and Greenle Alpha;

●	a Loan Agreement, dated as of November 23, 2022 (the “Loan Agreement” and collectively with the Purchase Agreements, the “Greenle Agreements”), among the Company, Greenle Alpha and Greenle Partners LLC Series Beta P.S. (“Greenle Beta” and, together with Greenle Alpha, “Greenle”), as supplemented or amended by a letter agreement dated February 17, 2023;

●	a letter agreement between Greenle and the Company dated February 13, 2023 (the “February 2023 Revenue Share Agreement”), as amended by the Revenue Share Exchange Agreement dated May 21, 2023 (the “May 2023 Letter Agreement”);

●	a letter agreement between the Company and Greenle dated June 19, 2023 (the “June 2023 Letter Agreement”);

●	a letter agreement between the Company and Greenle dated August 15, 2023 (the “August 2023 Letter Agreement”); and

●	a letter agreement between the Company and Greenle dated November 6, 2023 (the “November 2023 Letter Agreement” and collectively with the Purchase Agreements, the Greenle Agreements, the February 2023 Revenue Shares Agreement, the May 2023 Letter Agreement, the June 2023 Letter Agreement and the August 2023 Letter Agreement, the “Agreements”).

On December 17, 2023, we entered into a further agreement with Greenle (the “December 2023 Letter Agreement”) pursuant to which Greenle agreed to exercise its right, pursuant to the outstanding warrants issued to Greenle in connection with the November 2023 Letter Agreement (the “November Warrants”), to purchase an aggregate of 1,000,000 shares of Common Stock, subject to certain limitations and timing provisions, as more fully described in the December 2023 Letter Agreement, which will result in proceeds to the Company of $4,000,000 on or before January 30, 2024. Additionally, subject to certain conditions contained in the December 2023 Letter Agreement, the Company will have the right to require Greenle to exercise the remaining November Warrants to purchase an aggregate of 950,000 shares of Common Stock at a trigger price of $6.00, which would result in proceeds to the Company of $3,800,000.

As consideration for Greenle’s execution of the December 2023 Letter Agreement, the Company agreed to issue (i) Greenle Alpha a warrant to purchase 1,610,000 shares of Common Stock at an exercise price of $5.00 per share and (ii) Greenle Beta a warrant to purchase 390,000 shares of Common Stock at an exercise price of $5.00 per share (collectively, the “December Warrants”), the form of which is attached to this Current Report on Form 8-K as Exhibit 4.1. Subject to certain limitations contained in the December 2023 Letter Agreement, the Company will have the right to require Greenle to exercise such warrants at a trigger price of $7.50, which would result in proceeds to the Company of $10,000,000. The Company agreed to register under the Securities Act of 1933, as amended, the resale of the Common Stock issuable upon exercise of the December Warrants within 180 days of the date of the December 2023 Letter Agreement.

The foregoing summary of the December 2023 Letter Agreement is not complete and is qualified by reference to the full text of the December 2023 Letter Agreement, which is included as Exhibit 10.1 to this Current Report and herein incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on September 1, 2023).
10.1	December 2023 Letter Agreement
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2023	LUXURBAN HOTELS INC.

	By:	/s/ Brian Ferdinand
		Name:	Brian Ferdinand
		Title:	Chairman and Co-Chief Executive Officer

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